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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934


       Date of Report (Date of earliest event reported): October 16, 2001

                               BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   001-15323                31-0738296
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

               1 Bank One Plaza, Chicago, IL                60670
        (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: 312-732-4000



Item 5.  Other Events and Regulation FD Disclosure
------

     On October 16, 2001, the Registrant issued a news release announcing its 2001 third quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)      Exhibits.

         Exhibit Number        Description of Exhibits
         --------------        -----------------------

         99(a) Registrant's October 16, 2001 News Release announcing its 2001 third quarter earnings.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANK ONE CORPORATION
                                                (Registrant)

Date:  October 16, 2001                     By:    /s/ Charles W. Scharf
      -------------------                          -----------------------------
                                            Title: Chief Financial Officer

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                                  EXHIBIT INDEX



Exhibit Number      Description of Exhibits
--------------      -----------------------

99(a) Registrant's October 16, 2001 News Release announcing its 2001 third quarter earnings.

                                       -3-